Financial Instruments - Schedule of Classification of Financial Instruments (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Financial assets
Cash and cash equivalents (including deposits with banks)	$ 3,204	$ 597
Loans and receivables	1,144	2,452
Total Financial Assets	4,348	3,049
Financial liabilities
Financial liabilities measured at amortized cost	2,902	2,725
Financial liabilities measured at fair value through profit and loss		574
Total Financial Liabilities	$ 2,902	$ 3,299